UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


               Date of Report:  June 17, 2004
      (Date of Earliest Event Reported:  June 16, 2004)




                 EL PASO NATURAL GAS COMPANY
   (Exact name of Registrant as specified in its charter)


     Delaware             1-2700             74-0608280
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600




Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On June 16, 2004, our parent company, El Paso Corporation, announced that it had received waivers on its $3 billion revolving credit facility and certain other financings. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)  Exhibits.

              Exhibit
              Number       Description
              -------      -----------
               99.A        Press Release dated June 16, 2004.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO NATURAL GAS COMPANY



                              By:   /s/ Greg G. Gruber
                                 ------------------------
                                      Greg G. Gruber
                          Senior Vice President , Chief Financial
                              Officer, Treasurer and Director
                        (Principal Financial and Accounting Officer)

Dated:  June 17, 2004


                        EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      -----------
      99.A        Press Release dated June 16, 2004.